EXHIBIT 99.1

iLinc Communications

CONTACT:  JAMES M. POWERS, JR.
          PRESIDENT AND CHIEF EXECUTIVE OFFICER
          (602) 952-1200

          JAMES L. DUNN, JR.
          SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

                         ILINC COMMUNICATIONS ANNOUNCES
                        FISCAL 2006 THIRD QUARTER RESULTS
             ------------------------------------------------------
           COMPANY ACHIEVES PROFITABILITY MILESTONE AND RECORD REVENUE

THIRD FISCAL QUARTER HIGHLIGHTS

o Earned revenues of $3.3 million, an increase of 27% over the same three-month period last year
o    Turned profitable with Net Income of $207,000
o    Achieved EBITDA(1) of $1.0 million
o    Added 115 new Web and audio conferencing customers during the quarter
o Launched version 8.0 of iLinc's award winning suite of web conferencing software

PHOENIX, Arizona (February 9, 2006) - iLinc Communications, Inc. (AMEX:ILC), developers of Web conferencing software and audio conferencing solutions, today announced results for its third fiscal quarter ended December 31, 2005.

Revenues increased 27% to $3.3 million for the three months ended December 31, 2005, when compared with revenues of $2.6 million for the same three-month period last year. The Company reported a net income of $207,000, or $0.01 per basic and diluted share, as compared with a net loss of $1.1 million, or $0.05 per basic and diluted share, for the same three-month period last year. The Company also reported EBITDA(1) of $1.0 million for the three months ended December 31, 2005, an improvement of $1.3 million over the same three-month period last year.

Revenues increased 23% to $9.0 million for the nine months ended December 31, 2005, when compared with revenues of $7.3 million for same nine-month period last year. The Company reported a net loss of $1.2 million, or $0.05 per basic and diluted share, as compared with a net loss of $4.4 million, or $0.20 per basic and diluted share, for the same nine-month period last year.

"I am very pleased to report both continued improvement in top line revenue and most importantly bottom line net income. While modest in amount, profitability is a significant milestone for iLinc and is the result of hard work by many individuals within our company. I am proud of our people and the results of their efforts as we strive toward further revenue growth and customer expansion," commented James M. Powers, Jr., president and chief executive officer of iLinc Communications. "During the third fiscal quarter, we continued to grow revenues with sales within our notable customer base, while also adding 115 new Web conferencing and audio conferencing customers. We remain committed to overall financial improvement while continuing to invest in technology and product development."


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iLinc Announces Third Quarter Results
Page 2
February 9, 2006

James Dunn, Jr., senior vice president and chief financial officer of iLinc Communications, said, "During the last two quarters we focused on cost reductions and cost containment that could sustain revenue growth while achieving operational improvement. We hope our continued improvement in both our top and bottom line demonstrates to our customers, partners and shareholders our commitment to financial sustainability and quarterly growth. We will continue to hold down overhead where possible and take other steps necessary to further improve our balance sheet and overall debt level. Having stabilized our expense structure and focused our sales model, we expect to see gains in operating profit as we sustain revenue growth for the coming quarters."

Dr. Powers continued, "With our unique license model and the scalability of our product line, we remain very well positioned to take advantage of the rapid growth projected in the Web conferencing industry. Quarter over quarter we continue to win customers from larger competitors by leveraging our competitive advantages. To provide further distribution of our award-winning software, we expect to foster and implement strategic partnerships and transactions that we believe will provide external growth opportunities as well as sustainable financial improvement."

GUIDANCE

The following contains forward-looking guidance regarding iLinc's financial outlook. The following statements are based on current expectations.

For the fourth fiscal quarter ending March 31, 2006, iLinc anticipates revenues in the range of $3.3 to $3.4 million. With these projected revenues, we anticipate again earning a modest net income in the fourth fiscal quarter.

A listen-only simulcast and a recording of iLinc Communications' third quarter fiscal year 2006 conference call will be available online through the Company's Web site at www.iLinc.com beginning at 11:00 a.m. Eastern time on February 9, 2006.

(1) EXPLANATION OF EBITDA, NON-GAAP FINANCIAL MEASURE
We report EBITDA, a financial measure that is not defined by Generally Accepted Accounting Principles. We believe that adjusted EBITDA is a useful performance metric for our investors and is a measure of operating performance that is commonly reported and widely used by financial and industry analysts, investors and other interested parties because it eliminates significant non-cash and/or one-time charges to earnings. It is important to note that non-GAAP measures should be considered in addition to, not as a substitute for or superior to, net income (loss), cash flows, or other measures of financial performance prepared in accordance with GAAP.

ABOUT ILINC COMMUNICATIONS, INC.
iLinc Communications, Inc. is a leading developer of Web conferencing software and audio (telephone) conferencing services for highly secure and cost-effective collaborative meetings, presentations, and training sessions. The Company enables customers to purchase and own iLinc Web conferencing software, which can be installed inside of a customer's network or hosted by iLinc. Our products and services include the iLinc Suite of Web Conferencing software (MeetingLinc, LearnLinc, ConferenceLinc, and SupportLinc); Audio Conferencing Services; On-Demand Conferencing; and EventPlus, a service for professionally managed online and audio conferencing events. iLinc's products and services are used by organizations worldwide in sales, HR and training, marketing, and customer support. More information about the Phoenix-based Company may be found on the Web at www.ilinc.com.


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iLinc Announces Third Quarter Results
Page 3
February 9, 2006

THIS PRESS RELEASE CONTAINS INFORMATION THAT CONSTITUTES FORWARD-LOOKING STATEMENTS MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ANY SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISK AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS DESCRIBED WITHIN THE FORWARD-LOOKING STATEMENTS. FACTORS THAT COULD CONTRIBUTE TO SUCH DIFFERENCES INCLUDE THE RATE OF ACCEPTANCE OF THE COMPANY'S PRODUCTS AND SERVICES BY CUSTOMERS, CHANGES IN THE WEB CONFERENCING AND AUDIO CONFERENCING MARKET IN GENERAL, THE COMPANY'S NEED FOR WORKING CAPITAL, THE COMPETITION THE COMPANY FACES FROM LARGER AND MORE WELL-CAPITALIZED COMPETITORS, AND OTHER MATTERS MORE FULLY DISCLOSED IN THE COMPANY'S ANNUAL REPORT ON FORM 10-K, QUARTERLY REPORTS ON FORM 10-Q, AND OTHER REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE FORWARD-LOOKING INFORMATION PROVIDED HEREIN REPRESENTS THE COMPANY'S ESTIMATES AND EXPECTATIONS AS OF THE DATE OF THE PRESS RELEASE, AND SUBSEQUENT EVENTS AND DEVELOPMENTS MAY CAUSE THE COMPANY'S ESTIMATES AND EXPECTATIONS TO CHANGE. THE COMPANY SPECIFICALLY DISCLAIMS ANY OBLIGATION TO UPDATE THE FORWARD-LOOKING INFORMATION IN THE FUTURE. THEREFORE, THIS FORWARD-LOOKING INFORMATION SHOULD NOT BE RELIED UPON AS REPRESENTING THE COMPANY'S ESTIMATES AND EXPECTATIONS OF ITS FUTURE FINANCIAL PERFORMANCE AS OF ANY DATE SUBSEQUENT TO THE DATE OF THIS PRESS RELEASE.

iLinc, iLinc Communications, iLinc Suite, MeetingLinc, LearnLinc,
ConferenceLinc, SupportLinc, EventPlus, On-Demand, Web Presenter and its logos are trademarks or registered trademarks of iLinc Communications, Inc. All other company names and products may be trademarks of their respective companies.





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iLinc Announces Third Quarter Results
Page 4
February 9, 2006

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                                    ILINC COMMUNICATIONS, INC., AND SUBSIDIARIES
                                  CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                                    (UNAUDITED)
                                       (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                        THREE MONTHS ENDED      NINE MONTHS ENDED
                                                                           DECEMBER 31,            DECEMBER 31,
                                                                       --------------------    --------------------
                                                                         2005        2004        2005        2004
                                                                       --------    --------    --------    --------
Revenues
   Software Licenses ...............................................   $    850    $    708    $  2,123    $  2,343
   Software and audio services .....................................      1,747       1,330       5,158       3,461
   Maintenance and professional services ...........................        677         530       1,671       1,469
                                                                       --------    --------    --------    --------
       Total revenues ..............................................      3,274       2,568       8,952       7,273
                                                                       --------    --------    --------    --------

Cost of revenues
   Software Licenses ...............................................         40          67          72         146
   Software and audio services .....................................        959       1,096       2,838       2,716
   Maintenance and professional services ...........................        237         217         535         599
   Amortization of acquired developed technology ...................         82         123         309         325
                                                                       --------    --------    --------    --------
       Total cost of revenues ......................................      1,318       1,503       3,754       3,786
                                                                       --------    --------    --------    --------

Gross profit .......................................................      1,956       1,065       5,198       3,487
                                                                       --------    --------    --------    --------

 Operating expenses
   Research and development ........................................        351         418       1,055       1,159
   Sales and marketing .............................................        701         893       2,255       3,174
   General and administrative ......................................        485         501       1,615       2,121
                                                                       --------    --------    --------    --------
       Total operating expenses ....................................      1,537       1,812       4,925       6,454
                                                                       --------    --------    --------    --------

 Income/(loss) from operations .....................................        419        (747)        273      (2,967)

   Interest expense ................................................       (246)       (263)       (773)       (849)
   Amortization of beneficial debt conversion ......................       (213)       (162)       (705)       (665)
                                                                       --------    --------    --------    --------
       Total interest expense ......................................       (459)       (425)     (1,478)     (1,514)
   Debt conversion (expense) gain, net .............................         --          13        (287)         35
   Interest income and other .......................................        177          --         171          29
   Gain on sale of assets ..........................................         --          --          40          --
                                                                       --------    --------    --------    --------
   Income/(loss) from continuing operations before income taxes ...         137      (1,159)     (1,281)     (4,417)
   Income taxes ....................................................         --          --          --          --
                                                                       --------    --------    --------    --------

Income/(loss) from continuing operations ...........................        137      (1,159)     (1,281)     (4,417)
Income from discontinued operations ................................         70          15          82          15
                                                                       --------    --------    --------    --------
Net income/(loss) ..................................................   $    207    $ (1,144)   $ (1,199)   $ (4,402)
Series A and B preferred stock dividends ...........................        (40)        (26)        (91)        (81)
Imputed preferred stock dividends ..................................         --          --         (55)         --
                                                                       --------    --------    --------    --------
Income/(loss) available to common shareholders .....................   $    167    $ (1,170)   $ (1,345)   $ (4,483)
                                                                       ========    ========    ========    ========
Income/(loss) per common share, basic and diluted
   From continuing operations ......................................   $   0.01    $  (0.05)   $  (0.05)   $  (0.20)
   From discontinued operations ....................................         --          --          --          --
                                                                       --------    --------    --------    --------
       Net income/loss per common share ............................   $   0.01    $  (0.05)   $  (0.05)   $  (0.20)
                                                                       ========    ========    ========    ========

Number of shares used in calculation of income/loss per share:
    Basic ..........................................................     27,114      24,146      25,705      22,858
                                                                       ========    ========    ========    ========
    Diluted ........................................................     27,115      24,146      25,705      22,858
                                                                       ========    ========    ========    ========


                                                       -MORE-

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iLinc Announces Third Quarter Results
Page 5
February 9, 2006


                               ILINC COMMUNICATIONS, INC. AND SUBSIDIARIES
                                  CONDENSED CONSOLIDATED BALANCE SHEETS
                                    (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                                    DECEMBER 31, MARCH 31,
                                                                                       2005        2005
                                                                                     --------    --------
                                                                                    (UNAUDITED)  (AUDITED)
ASSETS
Current assets:
   Cash and cash equivalents .....................................................   $    618    $    532
   Accounts receivable, net of allowance for doubtful accounts of $123
     and $84, respectively .......................................................      1,520       1,949
   Note receivable ...............................................................         17          25
   Prepaid and other current assets ..............................................        187          69
                                                                                     --------    --------
     Total current assets ........................................................      2,342       2,575

Property and equipment, net ......................................................        566       1,221
Goodwill .........................................................................     11,086      10,797
Intangible assets, net ...........................................................      1,892       2,504
 Other assets ....................................................................         12          18
 Assets of discontinued operations ...............................................         --         114
                                                                                     --------    --------
     Total assets ................................................................   $ 15,898    $ 17,229
                                                                                     ========    ========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Current portion of long term debt .............................................   $    670    $    885
   Accounts payable trade ........................................................      1,203       1,771
   Accrued liabilities ...........................................................      2,324       2,960
   Current portion of capital lease liabilities ..................................        118         196
   Deferred revenue ..............................................................        864       1,014
                                                                                     --------    --------
     Total current liabilities ...................................................      5,179       6,826

Long term debt, less current maturities, net of discount of $1,604 and $2,120,
    respectively .................................................................      6,468       6,702
Capital lease liabilities, less current maturities ...............................         --          31
                                                                                     --------    --------
     Total liabilities ...........................................................     11,647      13,559
                                                                                     --------    --------

SHAREHOLDERS' EQUITY:
 Preferred stock, $.001 par value 10,000,000 shares authorized, Series A
   127,500 shares issued and outstanding, liquidation preference of
   $1,275,000; and Series B, 70,000 shares issued and outstanding,
   liquidation preference of $700,000 ............................................         --          --
Common stock, $.001 par value 100,000,000 shares authorized, 28,615,035
   and 25,577,287 issued, respectively ...........................................         29          26
 Additional paid-in capital ......................................................     44,098      42,175
 Accumulated deficit .............................................................    (38,468)    (37,123)
 Less:  1,432,412 treasury shares at cost ........................................     (1,408)     (1,408)
                                                                                     --------    --------
     Total shareholders' equity ..................................................      4,251       3,670
                                                                                     --------    --------
     Total liabilities and shareholders' equity ..................................   $ 15,898    $ 17,229
                                                                                     ========    ========
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